UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

ALTISOURCE RESIDENTIAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35657	46-0633510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Altisource Asset Management Corporation
402 Strand Street
Frederiksted, United States Virgin Islands 00840-3531
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amendment to Repurchase Agreement with Wells Fargo

On December 31, 2014, Altisource Residential Corporation (the “Company”) amended the terms of its Master Repurchase Agreement and Securities Contract (the “Repurchase Agreement”) with Wells Fargo, National Association (the “Buyer”). As so amended, the Repurchase Agreement now enables the Company to obtain financing on its real estate owned properties, in addition to the non-performing and re-performing loans that the Company has been able to finance throughout the term of the Repurchase Agreement.

The amendment also reduces the aggregate maximum funding capacity under the Repurchase Agreement from $1,030,000,000 to $750,000,000 to reflect the Company’s securitization of a significant portion of the non-performing loans that previously had been financed under the Repurchase Agreement. Prior to the amendment, an aggregate of approximately $507,000,000 was outstanding under the Repurchase Agreement.

All other terms and conditions of the Repurchase Agreement remain the same in all material respects. The obligations of the Company’s subsidiaries under the Repurchase Agreement continue to be fully guaranteed by the Company pursuant to a Second Amended and Restated Guaranty (the “Second Amended Guaranty”) made by the Company in favor of the Buyer.

For additional disclosure regarding the terms of the Repurchase Agreement and the guaranty as previously amended, see the Company’s Current Reports on Form 8-K filed with the SEC on September 23, 2013, December 24, 2013 and June 25, 2014. The disclosures herein regarding the Repurchase Agreement and the original guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of such documents which were filed as Exhibits 10.18 and 10.19 of Amendment No. 2 to the Company’s Registration Statement on Form S-11 filed with the SEC on September 24, 2013. The disclosures herein regarding the first amendment to the guaranty, dated as of June 23, 2014, do not purport to be complete and are qualified in their entirety to the full text thereof which was filed with the SEC as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2014. The disclosures herein regarding the Repurchase Agreement and the Second Amended Guaranty as such documents were amended on December 31, 2014 do not purport to be complete and are qualified in their entirety by reference to the full text of such documents which will be filed with the SEC as exhibits to the Company’s Form 10-K for the year ending December 31, 2014.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above which is incorporated herein by reference.

Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Altisource Residential Corporation
Date: January 6, 2015	By:	/s/ Stephen H. Gray
Stephen H. Gray General Counsel and Secretary

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